UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2015

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, Suite 1700, New York, New York	10160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 632-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed by Doral Financial Corporation (the “Company”) in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2015 (the “February 20 Form 8-K”), in connection with the completion of the Company’s financial statements for 2014 the Company had determined to seek non-objection from SEC Office of the Chief Accountant (the “OCA”) relating to the Company’s determination to account for certain commercial assets (the “Commercial Assets”) that were part of a potential sale of assets to to Abbey Finance Holdings PR, LLC in July 2014 as “held for investment” rather than “held for sale.” As disclosed in the February 20 Form 8-K, the Company has determined to account for the Commercial Assets as assets held for investment for the quarterly period ended June 30, 2014, because, among other factors, the Company did not have sufficient regulatory capital to complete the transaction and therefore did not have regulatory authority to sell such assets and, accordingly, had no intent to sell such assets. The Company asserts that in applying “held for sale” accounting the competing regulatory directives to both de-risk the balance sheet of Doral Bank, the Company’s principal operating subsidiary (the “Bank”), and improve the Bank’s capital levels created a unique set of facts and circumstances related to “held for sale” accounting that have not otherwise been addressed in prior published statements of the SEC staff or settled enforcement proceedings. Accordingly, the application of “held for sale” accounting is subject to significant SEC review and analysis. Given the high level of scrutiny anticipated relating to the Company’s accounting treatment and the unique facts and circumstances confronting the Company in its efforts to de-risk the Bank and avoid negative bank regulatory consequences, the Company believes it appropriate to obtain pre-filing review of its proposed accounting treatment of the Commercial Assets. On March 3, 2015, the Company filed its non-objection request with the OCA.

Loans held for sale are carried at the lower of cost or fair value, whereas loans held for investment are carried at outstanding principal adjusted for any charge-offs, the allowance for loan losses (or the allowance for doubtful accounts), any deferred fees or costs on originated loans, and any unamortized premiums or discounts on purchased loans. If the OCA disagrees with the Company’s accounting treatment regarding the Commercial Assets and determines that the Commercial Assets should be classified as held for sale as of June 30, 2014, then the Company will report losses associated with the Commercial Assets of approximately $50.0 million for the fiscal year 2014. As discussed in the February 20 Form 8-K, the Company is also evaluating additional potential year-end adjustments that may affect management’s going concern accounting treatment analysis that is required to be conducted in closing its financial statements for each interim period relating to the first, second and third fiscal quarters as well as the full fiscal year of 2014.

Update on Future Operations

On February 27, 2015, the Bank was placed into receivership by the Puerto Rico Office of the Commissioner of Financial Institutions with the Federal Deposit Insurance Corporation appointed as receiver for the Bank. The Company has previously disclosed that it may not be able to continue as a going concern if the Bank were placed into receivership. The Company is unable to determine the extent of any recovery for its debt holders and creditors as well the preferred or common holders as a result of the Bank being placed into receivership as the amount of any recovery will depend upon the priority of the claim, the price at which assets and businesses can be sold and the extent of liability certain parties may have to the Company.

Item 8.01	Other Events.

The Company’s principal executive office has changed from 1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717 to 200 Park Avenue, Suite 1700, New York, New York 10160. As the Company has recently established its New York office it is in the process of establishing full functionality of its telecommunications systems for this office.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, as amended. In addition, the Company may make forward-looking statements in its other press releases, filings with the SEC or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent the Company’s current expectations regarding future events. Such forward-looking statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “plan,” “outlook,” “target,” “goal,” and similar expressions and future conditional verbs such as “would,” “should,” “could,” “might,” “can” or “may” or similar expressions and include statements relating to the expected accounting treatment of the Commercial Assets and the Company’s preliminary financial results and estimated capital ratios.

The Company cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Company’s expectations of past or future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements other than as required by law, including the requirements of applicable securities laws.

Forward-looking statements are, by their nature, subject to risks and uncertainties and changes in circumstances, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in forward-looking statements include the adequacy of the Company’s capital and liquidity, the Company’s ability to continue to operate its business as a going concern, the Company obtaining non-objection from the OCA with respect to its accounting treatment of the Commercial Assets, and the effect of legal or regulatory proceedings, tax legislation and tax rules, the Company’s ability to use its deferred tax assets and related reserves under the 2006 closing agreement between the Company and certain of its subsidiaries and the Puerto Rico Department of the Treasury, the potential delisting of the Company’s common stock from the New York Stock Exchange, compliance and regulatory matters and new accounting standards and guidance on the Company’s financial condition and results of operations. These factors and additional factors that may cause the Company’s results to differ from forward-looking statements are described more completely under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 21, 2014 and is available on the Company’s website at www.doralfinancial.com, as updated from time to time with the Company’s periodic and other reports filed and to be filed with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: March 6, 2015	By: Name: Title:	/s/ Enrique Ubarri Enrique Ubarri Executive Vice President and General Counsel